SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                ------------

                                  FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                                ------------

                SEPTEMBER 26, 2000 (SEPTEMBER 26, 2000)
              Date of Report (Date of Earliest Event Reported)


                        NORFOLK SOUTHERN CORPORATION
             (Exact Name of Registrant as Specified in Charter)


           VIRGINIA                       1-8339                52-1188014
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
Incorporation or Organization)                              Identification No.)


    THREE COMMERCIAL PLACE
       NORFOLK, VIRGINIA                                       23510-2191
(Address of Principal Executive Office)                       (Zip Code)


                               (757) 629-2600
            (Registrant's Telephone Number, Including Area Code)


                               NOT APPLICABLE
       (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.
         ------------

            On September 26, 2000, the Board (the "Board") of Directors of Norfolk Southern Corporation (the "Company") approved the adoption of a stockholder rights plan. The rights plan is intended to deter coercive or partial offers which will not provide fair value to all stockholders and enhance the Board's ability to represent all stockholders and thereby maximize stockholder value.

            Pursuant to the Rights Agreement (the "Rights Agreement"), dated as of September 26, 2000, between the Company and The Bank of New York, as Rights Agent, one Right will be issued for each share of common stock, par value $1.00 per share, of the Company outstanding at the close of business on October 16, 2000. Each of the new Rights will entitle the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, without par value, of the Company at a price of $85.00 per one one-thousandth of a share. The Rights generally will not become exercisable unless and until, among other things, any person acquires 15% or more of the outstanding stock of the Company. The new Rights are redeemable under certain circumstances at $.001 per Right and will expire, unless earlier redeemed or extended, on September 26, 2010. A press release issued by the Company in connection with the approval of the Rights Agreement is being filed as an exhibit hereto and is incorporated herein by reference.

            The description and terms of the new Rights are set forth in the Rights Agreement, a copy of which is filed as an exhibit hereto and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(c) Exhibits.

Exhibit No.  Exhibit

      4 Rights Agreement, dated as of September 26, 2000, between Norfolk Southern Corporation and The Bank of New York, including the form of Articles of Amendment as Exhibit A, the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C.

    99.01    Press Release, dated September 26, 2000, issued by the Company.



                                 SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NORFOLK SOUTHERN CORPORATION



                                      By: /s/  Dezora M. Martin
                                         ------------------------------------
                                          Name:    Dezora M. Martin
                                          Title:   Corporate Secretary

Date:  September 26, 2000



                             INDEX TO EXHIBITS



  Exhibit No.    Exhibit

       4 Rights Agreement, dated as of September 26, 2000, between Norfolk Southern Corporation and The Bank of New York, including the form of Articles of Amendment as Exhibit A, the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Stock as Exhibit C.
      99.01      Press Release, dated September 26, 2000, issued by the
                 Company.